Exhibit 10.1

SECOND AMENDMENT TO LEASE AND LEASE COMMENCEMENT AGREEMENT

This Second Amendment to Lease and Lease Commencement Agreement (“Second Amendment”) is entered into on March 20, 2006, by and between WORKSTAGE-OREGON, LLC, a Michigan limited liability company (“Landlord”), and ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (“Tenant”).

RECITALS

A.           Landlord and Tenant entered into a Lease Agreement dated January 24, 2005 (the “Lease”), by which Tenant leased from Landlord certain Premises described therein. Landlord and Tenant entered into a First Amendment to Lease dated April 19, 2005 (the “First Amendment”). References herein to the Lease shall include the First Amendment to Lease as well as this Second Amendment where the context requires. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

B.           The Lease Term has commenced and Tenant has accepted possession of the Premises. Section 1.2 of the Lease provides that the parties shall confirm the Lease Commencement Date, the Rent Commencement Date, and the expiration date of the Lease Term.

C.           A portion of the Premises is the subject of a condemnation action by the State to be used as a right-of-way for Interstate 5. Landlord has deeded, with the consent of Tenant, the portion of the Premises being condemned to the State. As such, the legal description for the Premises needs to be modified.

D.           By this Second Amendment, Landlord and Tenant desire to: (i) confirm the Lease Commencement Date, the Rent Commencement Date, and the expiration date of the Lease Term, in satisfaction of Section 1.2 of the Lease; (ii) amend the Lease to revise the legal description of the Premises; (iii) set forth the parties’ understanding with respect to the completion of certain improvements at the Premises; and (iv) set forth the parties’ understanding with respect to a discount for Base Rent for the month of February, 2006, in consideration of Tenant waiving its right to receive Per Diem Liquidated Damages under Section 25 of the Lease.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the above recitals, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.            Recitals. The foregoing recitals are true and correct and incorporated herein by this reference.

1 – SECOND AMENDMENT TO LEASE

PDX/112037/138180/KMP/1394414.4

2.	Confirmation of Lease Terms.
	2.1	The Lease Commencement Date is January 5, 2006;
	2.2	The Rent Commencement Date is February 4, 2006;

2.3         The expiration date of the Lease Term is January 4, 2026, unless sooner terminated or extended as therein provided.

3.            Amendment to Legal Description. Exhibit “A” attached hereto is hereby substituted in place of Exhibit “A” to the Lease, as previously amended by the First Amendment.

4.            Rental Discount. Base Rent for the month of February, 2006, is hereby discounted to $203,989.64, in consideration of Tenant’s waiver of any right Tenant may have had to receive Per Diem Liquidated Damages under Section 25 of the Lease for any delay in receiving possession of the Premises. Tenant has previously remitted payment of the Base Rent for the month of February, 2006.

5.            Completion of Additional Work. Some work remains to be performed by Landlord to complete the Premises to the level that they are required to be completed pursuant to Section 9.1 of the Basic Lease Information. The remaining work to be completed by Landlord will be handled as punchlist items, and in accordance with the procedures set forth in Section 3 of the Lease.

6.	Miscellaneous.

6.1         The Lease as modified herein remains in full force and effect and is hereby ratified by Landlord and Tenant. In the event of any conflict between any other part of the Lease and this Second Amendment, the terms and conditions of this Second Amendment shall control. To the extent that this Second Amendment may have been executed following any effective dates set forth herein, said effective dates are hereby ratified, confirmed and approved.

6.2         This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

6.3         This Second Amendment contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by Landlord and Tenant.

2 – SECOND AMENDMENT TO LEASE

PDX/112037/138180/KMP/1394414.4

The parties have executed this Second Amendment on the date first above written.

LANDLORD: WORKSTAGE-OREGON, LLC, a Michigan limited liability company By: /s/ JOHN C COTRELL Its: President CEO Date: March 25, 2006	TENANT: ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation By: /s/ THOMAS F. MURRILL Its: VP Human Resources, Chief HR Officer Date: March 20, 2006

Exhibits (1):

Exhibit “A” – Legal Description for Premises (Eliminating ODOT strip of land from Premises)

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EXHIBIT “A”

DESCRIPTION

A UNIT OF LAND SITUATED IN THE ELIJAH W. RHEA DONATION LAND CLAIM (DLC) NUMBER 44 AND BEING LOCATED IN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 15, TOWNSHIP 17 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN THE CITY OF SPRINGFIELD, LANE COUNTY, OREGON AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING (A) ALL OF THE LANDS CONVEYED TO THE CITY OF SPRINGFIELD IN THAT CERTAIN WARRANTY DEED RECORDED APRIL 3, 1992 IN REEL 1753R AT RECEPTION NUMBER 9218243 IN THE LANE COUNTY OREGON DEED RECORDS, TOGETHER WITH (B) A PORTION OF THE LANDS CONVEYED TO THE CITY OF SPRINGFIELD IN THAT CERTAIN DEED RECORDED MARCH 6, 1992 IN REEL 1748R AT RECEPTION NUMBER 9212917 IN THE LANE COUNTY OREGON DEED RECORDS. THE PERIMETER OF SAID PORTIONS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE ELIJAH A. RHEA DLC NO. 44, IN SECTION 15, TOWNSHIP 17 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN; THENCE ALONG THE SOUTH LINE OF SAID DLC NO. 44, SOUTH 88°12’58” EAST 1217.99 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID SOUTH LINE, NORTH 04°40’22” EAST 101.44 FEET; THENCE NORTH 06°41’51” EAST 1,094.89 FEET; THENCE SOUTH 55°54’57” EAST 446.53 FEET (NORTH 57°42’13” WEST 480.32 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THEN SOUTH 00°00’39” EAST 99.33 FEET (NORTH 01°47’55” WEST 99.33 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE SOUTH 45°28’57” EAST 200.40 FEET (NORTH 47°16’13” WEST 200.40 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC), TO THE WESTERLY RIGHT OF WAY OF SPORTS WAY (AS DESCRIBED IN DEED OF DEDICATION RECORDED DECEMBER 4, 1973 IN REEL 667R AT RECEPTION NO. 7354193 OF THE LANE COUNTY OREGON DEED RECORDS); THENCE ALONG SAID WESTERLY RIGHT OF WAY, SOUTH 02°02’50” WEST 28.44 FEET (NORTH 00°15’34” EAST 28.44 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE AND ALONG A PROJECTION OF THE SOUTHERLY RIGHT OF WAY OF MAPLE ISLAND ROAD (AS DESCRIBED IN DECLARATION OF DEDICATION RECORDED FEBRUARY 27, 2001 IN INSTRUMENT NO. 2001-010245 OF THE LANE COUNTY OREGON DEED RECORDS) AND ITS WESTERLY PROJECTION, SOUTH 88°13’38” EAST 580.13 FEET (SOUTH 89°59’06” WEST 580.13 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE EAST LINE OF THOSE LANDS DESCRIBED IN SAID RECEPTION NOS. 9212917 AND 9218243; THENCE LEAVING SAID SOUTHERLY LINE AND ALONG THE EAST LINE OF SAID RECEPTION NOS. 9212917 AND 9218243, SOUTH 02°12’16” WEST 619.98 FEET (NORTH 00°25’00” EAST PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE NORTH LINE OF A 70-FOOT WIDE STRIP OF LAND; THENCE ALONG A LINE 70.00 FEET FROM AND PARALLEL WITH THE SOUTH LINE OF SAID DLC NO. 44, NORTH 88°12’58” WEST 583.43 FEET TO A POINT 5.00 FEET WESTERLY OF THE WESTERLY RIGHT OF WAY OF SPORTS WAY DESCRIBED IN DEED DEDICATION TO THE PUBLIC RECORDED ON DECEMBER 4, 1973, IN REEL 667R, RECEPTION NO. 7354193 OF THE LANE COUNTY OREGON DEEDS AND RECORDS; THENCE ALONG A LINE 5.00 FEET FROM AND PARALLEL WITH SAID WESTERLY RIGHT OF WAY, SOUTH 02°02’50” WEST 70.00 FEET TO THE SOUTH LINE OF SAID DLC NO. 44; THENCE ALONG SAID SOUTH LINE, NORTH 88°12’58” WEST 618.33 FEET (NORTH 89°59’46” EAST PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE TRUE POINT OF BEGINNING ALL LYING WITHIN THE CITY OF SPRINGFIELD, LANE COUNTY, OREGON.

1 – EXHIBIT “A”

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